SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 13, 2004

TransTechnology Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7872	95-4062211

(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Liberty Ave, Union, New Jersey	07083

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(908) 688-2440

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 2.02 Results of Operation and Financial Condition.

     The Registrant announced its results for the second quarter of the fiscal year ending March 31, 2005 in a press release dated October 13, 2004, a copy of which is attached as Exhibit 99 to this Form 8-K.

ITEM 9.01. Financial Statements and Exhibits.

     (a) Financial Statements of Business Acquired. Not Applicable.

     (b) Pro Forma Financial Information. Not Applicable.

     (c) Exhibits.

Exhibit	Description
99	Press Release dated October 13, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSTECHNOLOGY CORPORATION
By: /s/ Joseph F. Spanier Joseph F. Spanier, Vice President, Chief Financial Officer and Treasurer

Date: October 14, 2004

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